Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Detail)	12 Months Ended
	Feb. 24, 2013	Feb. 26, 2012	Feb. 27, 2011
Income Tax Rate Reconciliation [Line Items]
Income tax at U.S. Federal statutory rate	(34.00%)	(34.00%)	(34.00%)
State income taxes, net of Federal benefit		0.20%	0.40%
Tax effect of non-U.S. operations	18.10%	20.30%	11.70%
Valuation allowance	34.70%	(14.30%)	34.50%
Permanent items	1.50%	0.90%	4.30%
Other, net	2.80%	0.40%	(2.70%)
Effective tax rate	23.10%	(26.50%)	14.20%